AMENDMENT NO. 5 TO LEASE
THIS AMENDMENT NO. 5 TO LEASE (this “Amendment”) is made and entered into as of the 15th day of September, 2011 by and between Landlord and Tenant named below:

LANDLORD:	WE 2 Church Street South LLC c/o Winstanley Enterprises LLC 150 Baker Avenue Extension, Suite 303 Concord, Massachusetts 01742
TENANT:	JS Genetics, LLC 2 Church Street South New Haven, Connecticut
BUILDING:	2 Church Street South New Haven, CT 06519

WHEREAS, Landlord, and Tenant executed a lease dated as of June 28, 2006 (the “Lease”), by which Tenant leased approximately 429 rentable square feet of the Building known as Suite B-05B (the “Premises”); and
WHEREAS, the Lease was subsequently amended by Amendment No. 1 to Lease between Landlord and Tenant dated as of September 18, 2007, whereunder the term of the Lease was extended and Tenant leased an additional 938 rentable square feet of space known as Suite B-5, making the aggregate rentable square footage of the Premises 1,367 rentable square feet; and
WHEREAS, the Lease was subsequently amended by Amendment No. 2 to Lease between Landlord and Tenant dated as of August 29, 2008, whereunder the Base Rent was increased and the Term of the Lease was extended; and
WHEREAS, the Lease was subsequently amended by Amendment No. 3 to Lease between Landlord and Tenant dated as of April 8, 2009, whereunder the Base Rent was increased and the Term of the Lease was extended; and
WHEREAS, the Lease was subsequently amended by Amendment No. 4 to Lease between Landlord and Tenant dated as of September 16, 2010, whereunder the Term of the Lease was extended; and
WHEREAS, Landlord and Tenant have agreed to further extend the term of the Lease and otherwise modify the Lease on the terms and conditions set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.The Term of the Lease is hereby extended, on the same terms and conditions set forth therein, as modified herein, until September 30, 2012.

3.Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

4.Tenant takes the Premises for the extended term “as is”.

5.As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

6.Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

7.This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

8.This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the LANDLORD and TENANT have signed this Amendment No. 5 to Lease as of the day and year first above written.
LANDLORD:

WE 2 CHURCH STREET SOUTH LLC

By:    WE Church Manager LLC
Its Manager
/s/ Pamela M D’Ambrosio
Witness Pamela M D’Ambrosio
By:    Winstanley Enterprises LLC
Its Manager

/s/ Judy Sommers        By:        /s/ Carter J. Winstanley
Witness    Judy Sommers                Carter J. Winstanley
A Manager

TENANT:
JS GENETICS, LLC
/s/ Karl Hager
Witness Karl Hager
/s/ Alidad Mireskandari
Name: Alidad Mireskandari
Its: President
Witness

[Signature page to Amendment No. 5 to Lease by and between
WE 2 Church Street South LLC and JS Genetics, LLC]

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